UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 7, 2009
TRONOX INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-32669	20-2868245

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3301 N. W. 150th Street
Oklahoma City, Oklahoma 73134

(Address of Principal Executive Offices, including Zip Code)
(405) 775-5000

(Registrant’s telephone number, including area code)
Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD
     Tronox Incorporated (the “Company” or “Tronox”), a Delaware corporation hereby discloses certain projections that are being shared with third parties. The projections have been prepared by the Company’s management. Such projections were not prepared to comply with the guidelines for prospective financial statements published by the American Institute of Certified Public Accountants and the rules and regulations of the United States Securities and Exchange Commission. The Company relied upon the accuracy and completeness of publicly available information, and portions of the information herein may be based upon certain statements, estimates and forecasts provided by third parties with respect to the anticipated future performance of the Company. Further, the Company’s accountants have neither examined nor compiled the accompanying actual results and projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections, assume no responsibility for the projections and disclaim any association with the projections.
     The projections are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a number of assumptions, risks, and uncertainties, many of which are and will be beyond the control of the Company including, but not limited to, existing and future governmental regulations and actions of government bodies, natural disasters and unusual weather conditions and other market and competitive conditions. Holders of claims against and interests in the Company are cautioned that the forward-looking statements speak as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and the Company undertakes no obligation to update any such statements. Future results and developments may be affected by numerous factors and risks, such as the accuracy of the assumptions that underlie the statements, the market value of Tronox’s products, demand for consumer products for which Tronox’s businesses supply raw materials, the market for raw materials that Tronox uses to produce its products, its inability to predict the prices of such raw materials, the financial resources of competitors, the market for debt and/or equity financing, changes in laws and regulations, the ability to respond to challenges in international markets, changes in currency exchange rates, political or economic conditions in areas where Tronox operates, trade and regulatory matters, general economic conditions, and other factors and risks identified in the Risk Factors Section of Tronox’s Annual Report on Form 10-K for the year ended December 31, 2007, and subsequent Quarterly Reports on Form 10-Q, as filed with the U.S. Securities and Exchange Commission (SEC), and other SEC filings. The company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.
     The projections, while presented with numerical specificity, are necessarily based on a variety of estimates and assumptions which, though considered reasonable by the Company, may not be realized and are inherently subject to significant business, economic, competitive, industry, regulatory, market and financial uncertainties and contingencies, many of which are and will be beyond the Company’s control. The Company cautions that no representations can be made or are made as to the accuracy of the historical financial information or the projections or to the Company’s ability to achieve the projected results. Some assumptions may prove to be inaccurate. Moreover, events and circumstances occurring subsequent to the date on which the projections were prepared may be different from those assumed, or, alternatively, may have been unanticipated, and thus the occurrence of these events may affect financial results in a materially adverse or materially beneficial manner. The projections may not be relied upon as a guaranty or other assurance of the actual results that will occur.
Please note the following:
All amounts are preliminary, unaudited and subject to change
EBITDAR = Gross margin less Selling, General and Administration plus depreciation and amortization, non-cash write-downs/impairments, non-cash pension and post-retirement medical, stock based compensation and accretion plus one-time costs and other items primarily foreign exchange related;
2010 includes $2 million of one-time “catch-up” audit fees

LTM and 2009 — 2013 financial data exclude the Tronox Uerdingen facility which has filed separately for insolvency in Germany and is treated as a discontinued operation for financial reporting purposes; Financials include Savannah pigment, which has been “cold idled” as of September 2009
Financial Summary ($ in millions)

			Aug-09
	2007	2008	LTM	2009P	2010P	2011P	2012P	2013P

Global Revenues	$1,426	$1,485	$1,071	$1,041	$1,148	$1,203	$1,241	$1,279
% growth	0.3%	4.1%	n.a.	(29.9%)	10.3%	4.8%	3.2%	3.1%

Gross Profit	$116	$65	$110	$130	$146	$176	$183	$194
% margin	8.4%	4.6%	10.8%	13.1%	13.4%	15.4%	15.5%	16.0%

EBITDAR	$140	$84	$114	$126	$130	$162	$168	$179
% margin	10.2%	5.9%	11.3%	12.7%	11.9%	14.2%	14.3%	14.8%

Capex	$71	$38	$26	$22	$96	$53	$48	$47
% of revenues	5.1%	2.7%	2.5%	2.2%	8.8%	4.7%	4.1%	3.9%
Titanium Dioxide and Sodium Chlorate

			Aug-09
	2007	2008	LTM	2009P	2010P	2011P	2012P	2013P

Global Revenues	$1,380	$1,428	$1,013	$991	$1,091	$1,140	$1,176	$1,212
% growth	(2.9%)	3.5%	n.a.	(30.6%)	10.0%	4.5%	3.2%	3.1%

Gross Profit	$112	$57	$96	$115	$135	$163	$168	$178
% margin	8.1%	4.0%	9.5%	11.6%	12.4%	14.3%	14.3%	14.7%

EBITDAR	$140	$78	$102	$111	$121	$150	$156	$166
% margin	10.1%	5.5%	10.1%	11.2%	11.1%	13.2%	13.3%	13.7%

Capex	$69	$37	$25	$21	$95	$52	$47	$46
% of revenues	5.0%	2.6%	2.5%	2.1%	8.7%	4.6%	4.0%	3.8%
Henderson and Soda Springs

			Aug-09
	2007	2008	LTM	2009P	2010P	2011P	2012P	2013P

Global Revenues	$46	$57	$57	$49	$58	$64	$66	$67
% growth		24.3%	n.a.	(13.8%)	17.5%	10.2%	3.0%	2.8%

Gross Profit	$5	$8	$14	$16	$11	$13	$14	$15
% margin	10.0%	14.2%	23.9%	31.9%	18.6%	20.6%	21.8%	22.5%

EBITDAR	$0	$6	$12	$14	$9	$11	$12	$13
% margin	0.0%	0.4%	1.2%	1.4%	0.8%	1.0%	1.1%	1.1%

Capex	$2	$1	$1	$1	$1	$1	$1	$1
% of revenues	0.2%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%

     EBITDA represents net income (loss) before net interest expense, income tax benefit (provision), and depreciation and amortization expense. EBITDAR represents gross margin less Selling, General and Administration plus depreciation and amortization, non-cash write-downs/impairments, non-cash pension and post-retirement medical, stock based compensation and accretion plus one-time costs and other items primarily foreign exchange related.
     EBITDAR, which is used by management to measure performance, is a non-GAAP financial measure. Management believes that EBITDAR is useful to investors because it is used in our debt instruments to determine compliance with financial covenants. It is included as a supplemental measure of our operating performance because it eliminates items that have less bearing on operating performance and highlights trends in the core business that may not otherwise be apparent when relying solely on GAAP financial measures. In addition, EBITDAR is one of the primary measures management uses for planning and budgeting processes and to monitor and evaluate financial and operating results. EBITDAR is not a recognized term under GAAP and does not purport to be an alternative to measures of our financial performance as determined in accordance with GAAP, such as net income (loss). Because other companies may calculate EBITDA and EBITDAR differently than we do, EBITDA may not be, and EBITDAR as presented in this Form 8-K is not, comparable to similarly titled measures reported by other companies.
The following table reconciles net income (loss) to EBITDA and EBITDAR for the periods presented:

	Year Ended December 31,
	2007	2008	LTM
	(Millions of dollars, except per share)
Net income (loss)(a)	($106)	($498)	($484)
Interest and debt expense	50	54	41
Net interest expense on borrowings with affiliates and interest income(b)	(2)	(1)	(0)
Equity in net earnings of equity method investees(b)	(2)	1	—
Income tax provision (benefit)	43	(54)	(37)
Depreciation and amortization expense	112	115	68

EBITDA	95	(383)	(412)
Restructuring and Reorganization items	—	14	55
Loss from discontinued operations(c)	1	3	127
Loss on deconsolidation of subsidiary	—	—	1
Provision for environmental remediation and restoration, net of reimbursements	2	0	(0)
Extraordinary, unusual or non-recurring items(d)	10	12	7
Gain on sale of assets	—	(25)	(7)
Noncash charges constituting:
Foreign currency (gains)/losses(i)	(1)	6	7
(Gain) loss on sales of accounts receivable(e)	2	3	1
Write-downs of property, plant and equipment and other assets(f)	10	2	3
Impairment of tangible and intangible assets	—	434	314
Asset retirement obligations(g)	(0)	(3)	(3)
Noncash stock-based compensation, noncash pension and postretirement cost and accretion expense	20	22	23
Other items(h)	(0)	(1)	(2)

EBITDAR	$140	$84	$114

(a)	Net income (loss) includes income (loss) associated with our Savannah sulfate facility, which was closed in September 2004, of $(1.7) million and $(3.5) million for the years ended December 31, 2008 and 2007. For 2008, net loss also includes legal and professional fees associated with the company’s evaluation of strategic options including the preparation of the Chapter 11 filing.

(b)	Included as a component of other income (expense) in our Consolidated Statements of Operations.

(c)	Includes provisions for environmental remediation and restoration, net of reimbursements, related to our former forest products operations, thorium compounds manufacturing, uranium and refining operations of $(0.1) million and ($0.8) million for the years ended December 31, 2008 and 2007. LTM loss from discontinued operations includes losses and impairments related Uerdingen.

(d)	The 2008 amount represents costs associated with the work force reduction programs in the U.S. and Germany as described in Note 7 to the Consolidated Financial Statements included in Item 15(a) of this Annual Report on Form 10-K. The 2007 amount represents costs associated with a work force reduction program in the U.S.

(e)	(Gain) loss on the sales of accounts receivable under an asset securitization, monetization or a factoring program. Net of interest income accreted upon collection of securitized receivables.

(f)	The 2007 amount includes $3.8 million related to the raw materials feed project at the company’s Savannah, Georgia, facility and $3.5 million related to the write-down of a system project that will no longer be implemented as originally planned.

(g)	Resulted primarily from updating our estimates of closure costs (including timing) related to our former Mobile, Alabama, synthetic rutile facility and the former Savannah, Georgia, sulfate facility, which represents extraordinary, unusual or non-recurring items as defined within our credit agreement.

(h)	Other items adjusted for per the EBITDAR definition.

(i)	The EBITDAR definition for 2008 and 2009 differ in how they treat foreign exchange gains and losses. In 2008, they are adjusted from EBITDAR for 2009 only certain gains and losses are adjusted.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRONOX INCORPORATED
Date: October 7, 2009
	By:	/s/ Michael J. Foster
		Name:	Michael J. Foster
		Title:	Vice President, General Counsel and Secretary